EXHIBIT 3.3
















                           AMENDED AND RESTATED BYLAWS

                                       OF

                          SIERRA HEALTH SERVICES, INC.

                             (a Nevada Corporation)

47312.2

                                TABLE OF CONTENTS

                                                                                                           Page No.


         ARTICLE I

         Offices and Fiscal Year
                           SECTION 1.01.             Principal Executive Office.................................  1
                           SECTION 1.02.             Other Offices..............................................  1
                           SECTION 1.03.                      Fiscal Year.......................................  1

         ARTICLE II

         Meetings of Stockholders
                           SECTION 2.01.             Place of Meeting...........................................  1
                           SECTION 2.02.                      Annual Meeting....................................  1
                           SECTION 2.03.                      Special Meetings..................................  2
                           SECTION 2.04.                      Notice of Meetings................................  2
                           SECTION 2.05.                      Quorum, Manner of Acting and
Adjournment..........  2
                           SECTION 2.06.                      Organization......................................  3
                           SECTION 2.07.                      Voting............................................  3
                           SECTION 2.08.                      Voting Lists......................................  5
                           SECTION 2.09.                      Ballots:  Inspectors of Election..................
5
                           SECTION 2.10.                      Determination of Stockholders of
Record...........  5
                           SECTION 2.11.                      Consent of Stockholders in Lieu of
Meeting........  6
                           SECTION 2.12              Participation by Telephone or Similar
Means................  6


         ARTICLE III
         Directors and Management
                           SECTION 3.01.                      Powers............................................  6
                           SECTION 3.02.                      Election, Number and Term of
Office...............  6
                           SECTION 3.03.                      Organization......................................  7
                           SECTION 3.04.                      Resignations......................................  7
                           SECTION 3.05.                      Vacancies.........................................  7
                           SECTION 3.06.                      Removal...........................................  7
                           SECTION 3.07.                      Place of Meeting..................................  8
                           SECTION 3.08.                      Organization Meeting..............................  8
                           SECTION 3.09.                      Regular Meetings..................................  8
                           SECTION 3.10.                      Special Meetings..................................  8
                           SECTION 3.11.                      Quorum, Manner of Acting, and
Adjournment.........  8
                           SECTION 3.12.                      Delegation of Board Authority to
Committees.......  8
                           SECTION 3.13.             Interested Directors or Officers;
Quorum...................  9
                           SECTION 3.14.                      Fees.............................................. 10
                  SECTION 3.15.             Participation by Telephone or Similar
Means..........................10

         ARTICLE IV
         Notice - Waivers
                           SECTION 4.01.                      Notice............................................ 10
                           SECTION 4.02.                      Waivers of Notice................................. 10


47312.2
                                      - i -


         ARTICLE V
         Officers
                           SECTION 5.01.                      Number, Qualifications and
Designation............ 11
                           SECTION 5.02.                      Election and Term of Office.......................
11
                           SECTION 5.03.                      Subordinate Officers, Committees and
Agents....... 11
                           SECTION 5.04.                      Resignations...................................... 11
                           SECTION 5.05.             Removal.................................................... 11
                           SECTION 5.06.             Vacancies.................................................. 12
                           SECTION 5.07.             General Powers............................................. 12
                           SECTION 5.08.             Chairman and Vice-Chairman of Board of
                                            Directors........................................................... 12
                           SECTION 5.09.             President.................................................. 12
                           SECTION 5.10.             Vice-Presidents............................................ 12
                           SECTION 5.11.             Secretary.................................................. 12
                           SECTION 5.12.             Treasurer.................................................. 13
                           SECTION 5.13.             Officers' Bonds............................................ 13
                           SECTION 5.14.             Salaries................................................... 13

         ARTICLE VI
         Certificates of Stock, Transfer, Etc
                           SECTION 6.01.             Issuance................................................... 13
                           SECTION 6.02.             Transfer................................................... 13
                           SECTION 6.03.             Share Certificates......................................... 14
                           SECTION 6.04.             Record Holder of Shares....................................
14
                           SECTION 6.05.             Lost, Destroyed or Mutilated
Certificates.................. 14

         ARTICLE VII

         Indemnification of Corporate Agents
                           SECTION 7.01.             Indemnification of Authorized Representatives in
                                            Third Party Proceedings............................................. 14
                           SECTION 7.02.             Indemnification of Authorized Representatives in
                                            Corporate Proceedings............................................... 15
                           SECTION 7.03.             Successful Defense......................................... 15
                           SECTION 7.04.             Determination that Indemnification is
Proper............... 15
                           SECTION 7.05.             Advance Payment of
Expenses................................ 15
                           SECTION 7.06.             Preservation of Other Rights;
Survival..................... 16
                           SECTION 7.07.             Severability............................................... 16
                           SECTION 7.08.             Subrogation................................................ 16
                           SECTION 7.09.             No Duplication of Payments.................................
16
                           SECTION 7.10.             Insurance and Other Financial
Arrangements................. 16
                           SECTION 7.11.             Nonapplicability to Fiduciaries of Employee
Benefit
                                            Plan................................................................ 17
                           SECTION 7.12.             Retroactive Effect......................................... 17


         ARTICLE VIII
         Corporate Records
                           SECTION 8.01.             Access to Records of
Corporation........................... 17
                           SECTION 8.02.             Stockholders' Rights of Inspection.........................
18

47312.2
                                     - ii -


         ARTICLE IX
         Director's Inspection of Records
                           SECTION 9.01.             Absolute Right of Director to Inspect
Records.............. 18

         ARTICLE X
         Miscellaneous
                           SECTION 10.01.            Corporate Seal............................................. 19
                           SECTION 10.02.            Checks..................................................... 19
                           SECTION 10.03.            Contracts.................................................. 19
                           SECTION 10.04.            Deposits................................................... 19
                           SECTION 10.05.            Reports.................................................... 19
                           SECTION 10.06.            Amendment of Bylaws........................................
19


47312.2
                                     - iii -

                           AMENDED AND RESTATED BYLAWS

                                       OF

                          SIERRA HEALTH SERVICES, INC.

                             (a Nevada Corporation)

                                   ...ooOoo...


                                    ARTICLE I

                             Offices and Fiscal Year

         SECTION 1.01. Principal Executive Office. The principal executive office of the corporation in the State of Nevada shall be at 2724 North Tenaya Way, Las Vegas, Nevada 89128, until otherwise established by a vote of a majority of the board of directors in office, and a statement of such change is filed with the Secretary of State.

         SECTION 1.02. Other Offices. The corporation may also have offices at such other places within or without the State of Nevada as the board of directors may from time to time appoint or the business of the corporation require.

     SECTION 1.03. Fiscal Year. The fiscal year of the corporation shall be established by a vote of a majority of the board of directors.


                                   ARTICLE II

                            Meetings of Stockholders

         SECTION 2.01. Place of Meeting. All meetings of the stockholders of the corporation shall be held at the principal executive office of the corporation unless another place is designated by the board of directors in the notice of such meeting.

         SECTION 2.02. Annual Meeting. The board of directors may fix the date and time of the annual meeting of the stockholders, but if no such date and time is fixed by the board, the meeting for any calendar year shall be held on the second Tuesday of June in such year, if not a legal holiday under the laws of Nevada, and, if a legal holiday, then on the next succeeding business day, not a Saturday, at 10:00 a.m., and at said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting; provided, however, that unless the notice of meeting, or waiver of notice of such meeting, sets forth the general nature of any proposal to (1) approve or ratify a contract or transaction with a director or with a corporation, firm or association in which a director has an interest; (2) amend the Articles of Incorporation of this corporation; (3) approve a reorganization or merger involving this corporation; (4) elect to wind up and dissolve this corporation; or (5) effect a plan of distribution upon liquidation otherwise than in accordance with liquidation preferences

47312.2
of outstanding shares with liquidation preferences, no such proposal may be approved at an annual meeting.

         SECTION 2.03. Special Meetings. Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the president or by the board of directors, or by stockholders entitled to cast at least 10 percent of the votes which all stockholders are entitled to cast at the particular meeting.

         At any time, upon written request to the chairman of the board, president, vice-president or secretary by any person (other than the board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the persons entitled to call the meeting may give the notice.

         SECTION 2.04. Notice of Meetings. Written notice of meetings of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting, not less than 10 days (or, if sent by third-class mail, 30 days), nor more than 60 days, prior to the day named for the meeting. Every notice of a special meeting shall state briefly the purpose or purposes thereof, and no business, other than that specified in such notice and matters germane thereto, shall be transacted at any special meeting. Every notice of an annual meeting shall state those matters (including nominees to the board of directors which management intends to present) which the board of directors intends, at the time the notice is mailed, to present to the stockholders for action, but, subject to Section 2.02 above, any proper matter may be presented to the meeting for action.

         SECTION 2.05. Quorum, Manner of Acting and Adjournment. The presence in person or by proxy of stockholders holding at least a majority of the voting power are necessary to constitute a quorum for the transaction of business. Treasury shares shall not be counted in determining the total number of outstanding shares for voting purposes. The stockholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         If a meeting cannot be organized because a quorum has not attended, the stockholders entitled to vote and present in person or represented by proxy may adjourn the meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum may be present, such business may be transacted as might have been transacted at the meeting as originally called.

         No notice of any adjourned meeting of the stockholders of the corporation shall be required to be given, except by announcement at the meeting, unless the adjournment is for more than 45 days or unless after the adjournment a new record date is fixed for the adjourned meeting.



47312.2
                                                     - 2 -

         Except as otherwise specified in the articles or these bylaws or by statute, the vote, at a duly organized meeting at which a quorum is present in person or by proxy, of the stockholders who hold at least a majority of the voting power of the issued and outstanding stock entitled to voting power, shall be the act of the stockholders.

         SECTION 2.06. Organization. At every meeting of the stockholders, the chairman of the board, if there be one, or in the case of vacancy in office or absence of the chairman of the board, one of the following officers present in the order stated: the vice-chairman of the board, if there be one, the president, the vice-presidents in their order of rank and seniority, or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, the secretary, or, in the absence of the secretary, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman, shall act as secretary.

         SECTION 2.07. Voting. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may designate another person or persons to act for the stockholder by proxy. Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy, the following constitute valid means by which a stockholder may grant such authority:

                           (a) A stockholder  may execute a writing  authorizing
                  another person or persons to act for him as proxy. Execution may be accomplished by the signing of the writing by the stockholder or his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature.

                           (b) A  stockholder  may authorize  another  person or
                  persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission. Any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that the telegram, cablegram or other electronic transmission is valid, the persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.

                  Any copy, communication by telecopier, or other reliable reproduction of the writing or transmission created pursuant to the foregoing, may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used, if the copy, communication by telecopier, or other reproduction is a complete reproduction of the entire original writing or transmission.



47312.2
                                                     - 3 -

                  Every proxy shall be filed with the secretary of the corporation. No proxy shall be valid after 6 months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length for which it is to continue in force, which may not exceed 7 years from the date of its creation. Subject to the restrictions set forth herein, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots, or unless the person giving the proxy attends the meeting and votes in person. A proxy which states on its face that it is irrevocable will be irrevocable for the period of time specified in the proxy, if held by a person (or nominee of a person) specified by law to have sufficient interest to make such proxy irrevocable and only so long as he shall have such interest. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is received by the corporation.

         Except when a record date has been fixed, every stockholder of record at the close of business on the business day next preceding the day on which notice is given shall be entitled to notice of every stockholders' meeting, or, if notice is waived, every stockholder of record at the close of business on the business day next preceding the day on which the meeting is held shall be entitled to vote at every stockholders' meeting.

         Each stockholder entitled to vote is entitled to one vote for each share except that at any election of directors, each stockholder possessing voting power shall be entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and such holder may cast all such votes for a single director or may distribute them among the number to be voted for or any two or more of them, as such stockholder may see fit. The stockholders and any proxyholders for such stockholders shall be entitled to exercise the right of cumulative voting at any meeting held for the election of directors if:

                  (1) Before the vote for election of directors, a stockholder of the corporation shall have given written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative; and

                  (2) The notice is given not less than 48 hours before the time fixed for holding the meeting, if notice of the meeting has not been given at least 10 days before the date of the meeting, and otherwise not less than 24 hours before the meeting. At the meeting, before the commencement of voting for the election of directors, an announcement of the giving of notice must be made by the chairman or the secretary of the meeting or by or on behalf of the stockholder giving the notice.

         Notice to stockholders of the requirement of subparagraphs (1) and (2) shall be contained in the notice calling the meeting or in the proxy material accompanying such notice.


47312.2
                                                     - 4 -

         Any holder of shares entitled to vote on any matter may vote part of his shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal. If a stockholder fails to specify the number of shares that he is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which such stockholder is entitled to vote.

         SECTION 2.08. Voting Lists. The officer or agent of the corporation having charge of the transfer books for shares of the corporation shall make, at least 5 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be kept on file at the registered office of the corporation, and shall be subject to inspection by any stockholder at any time during usual business hours. The original share ledger or transfer book, or a duplicate thereof, kept in Nevada, shall be prima facie evidence as to who are the stockholders entitled to examine such list or share ledger or transfer book, or to vote, in person or by proxy, at any meeting of stockholders.

         SECTION 2.09. Ballots: Inspectors of Election. The vote upon any matter need not be by ballot, except that elections for directors shall be by ballot if a stockholder so demands at the meeting and before the voting begins. In advance of any meeting of stockholders, the board of directors may appoint inspectors of election, who need not be stockholders, to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and upon the demand of any stockholder or the stockholder's proxy at the meeting and before voting begins shall appoint inspectors of election. The number of inspectors shall be either one or three, as determined, in the event that of inspectors appointed upon demand of a stockholder, by stockholders present entitled to cast a majority of the votes which all stockholders present are entitled to cast thereon. No person who is a candidate for office shall act as an inspector. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting, or at the meeting by the chairman of the meeting.

         If inspectors of election are appointed as aforesaid, they shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there be three inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

         On request of the chairman of the meeting or of any stockholder or the stockholder's proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and executive a certificate of any fact found by them.



47312.2
                                                     - 5 -

         SECTION 2.10. Determination of Stockholders of Record. The board of directors may fix a date, not more than 60 nor less than 10 days prior to the date of such meeting of stockholders, nor more than 60 days prior to the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the stockholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares; and in such case, if otherwise entitled, all stockholders of record on the date so fixed, and no others, shall be entitled to notice of, or to vote at, such meeting, or to receive payment of such dividend or distribution or to receive such allotment of rights, or exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any such record date fixed as aforesaid.

         In the event any meeting of stockholders is adjourned for more than 45 days, the board shall fix a new record date for purposes of giving notice of, and determining the holders of shares entitled to vote at, such adjourned meeting.

         SECTION 2.11. Consent of Stockholders in Lieu of Meeting. Any action, except for the election of directors, required or permitted to be taken at a meeting of the stockholders may be taken without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

         SECTION 2.12 Participation by Telephone or Similar Means. Stockholders may participate in a meeting of stockholders by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.


                                   ARTICLE III

                            Directors and Management

         SECTION 3.01. Powers. The board of directors shall have full power to conduct, manage, and direct the business and affairs of the corporation; and all powers of the corporation, except those specifically reserved or granted to the stockholders by statute or by the articles or these bylaws, are hereby granted to and vested in the board of directors.



47312.2
                                                     - 6 -

         SECTION 3.02. Election, Number and Term of Office. The board of directors shall be not less than 3 nor more than 7 directors; provided, however, that in cases where all the shares of the corporation are owned beneficially and of record by 1 or 2 stockholders, the number of directors may be less than 3 but not less than the number of stockholders. The number of directors may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the directors. The number of directors is currently fixed at five (5). The directors shall be divided into two (2) classes, as nearly equal in number as possible, with the term of office of the first class (to consist currently of Messrs. Anthony M. Marlon, Robert A. Mayer, and Bruce
D. Mansdorf) and the term of office of the second class (to consist currently of Messrs. William J. Raggio and Charles L. Ruthe) each to expire at the 1992 annual meeting of stockholders. At the 1992 annual meeting of stockholders, three (3) directors shall be elected to the first class, the term of which shall expire at the 1993 annual meeting of stockholders, and two directors shall be elected to the second class of directors, the term of which shall expire at the 1994 annual meeting of stockholders. At each annual meeting of stockholders following the 1992 annual meeting, directors elected to succeed those directors whose terms expire at such meeting shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after this election. Directors shall be elected to serve their respective terms and until a successor shall have been elected and qualified, except in the event of death, resignation or removal. Notwithstanding the foregoing, at least one-fourth in number of the directors of the Corporation shall be elected annually.

         SECTION 3.03. Organization. At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: vice-chairman of the board, if there be one, the president, the vice-presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present, shall preside, and the secretary, or in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

         SECTION 3.04. Resignations. Any director of the corporation may resign effective upon giving written notice to the chairman of the board, the president, the secretary, or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

         SECTION 3.05. Vacancies. A vacancy or vacancies in the board shall be deemed to exist in the case of death, resignation, or removal of any director, or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting. The board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.



47312.2
                                                     - 7 -

         Any vacancy or vacancies in the board of directors, except those resulting from removal of a director, may be filled by a vote of the majority of the remaining members of the board of directors though less than a quorum or by the sole remaining director, at any regular or special meeting; and the director or directors so elected shall continue in office until the next annual election of directors of the corporation and until their successors shall have been elected and qualified, or until their death, resignation or removal.

         The stockholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election requires the affirmative vote of the majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

         SECTION 3.06. Removal. All or any of the directors may be removed from office without assigning any cause, by the vote or written consent of stockholders representing at least two-thirds of the voting power of the issued and outstanding stock entitled to voting power, except that no individual director may be removed under the provisions of this Section except upon the vote of stockholders owning sufficient shares to have prevented his election to office in the first instance. A director may not be removed prior to the expiration of such director's term of office except as provided in Section 3.05 and in this Section 3.06. Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

         SECTION 3.07. Place of Meeting. The board of directors may hold its meeting at such place or places within Nevada, or elsewhere as the board of directors may from time to time appoint, or as may be designated in the notice calling the meeting.

         SECTION 3.08. Organization Meeting. Immediately after each annual election of directors or other meeting at which the entire board of directors is elected, the newly elected board of directors shall meet for the purpose of organization, election of officers, and the transaction of other business, at the place where said election of directors was held. Notice of such meeting need not be given. Such organization meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meeting of the board of directors.

         SECTION 3.09. Regular Meetings. Regular meetings of the board of directors shall be held at such time and place as shall be designated from time to time by resolution of the board of directors. If the date fixed for any such regular meeting be a legal holiday under the laws of the state where such meeting is to be held, then the same shall be held on the next succeeding business day, not a Saturday, or at such other time as may be determined by resolution of the board of directors. At such meetings, the directors shall transact such business as may properly be brought before the meeting. Notice of regular meetings need not be given.

         SECTION 3.10. Special Meetings. Special meetings of the board of directors shall be held whenever called by the president or by 2 or more of the directors. Notice of each such meeting shall be given to each director by telephone or in writing at least 24 hours (in the case of notice delivered personally by telephone or by telegram) or 4 days (in the case of notice by mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting.

47312.2
                                                     - 8 -

         SECTION 3.11. Quorum, Manner of Acting, and Adjournment. A majority of the authorized number of directors shall be present at each meeting in order to constitute a quorum for the transaction of business. Except as otherwise specified in the articles or these bylaws or provided by statute, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present shall be the act of the board of directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum is present, and no notice of any adjourned meeting need be given, other than by announcement at the meeting. The directors shall act only as a board and the individual directors shall have no power as such; provided, however, that any action which may be taken at a meeting of the board may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the directors and shall be filed with the minutes of the proceedings of the board.

         SECTION 3.12. Delegation of Board Authority to Committees. The board of directors may designate one or more committees, each of which must include at least one director. The appointment of members of a committee requires the vote of a majority of the whole board of directors.

         Except as otherwise provided in this Section, the Executive Committee, if any, shall have and exercise all of the authority of the board in the management of the business and affairs of the corporation and any other committee shall have and exercise the authority of the board to the extent provided in the resolution designating the committee.

         Any such committee of the board shall have the authority and powers of the board in the management of the business and affairs of the corporation, except with respect to the approval of any action which also requires stockholders' approval or approval of outstanding shares.

         A majority of the members designated to a committee, or alternates designated to replace them as provided in this Section, shall constitute a quorum for the transaction of business and the acts of a majority of the members designated to a committee or their replacements shall be the acts of the committee.

         Each committee shall keep regular minutes of its proceedings and report such proceedings periodically to the board of directors.

         Sections 3.09, 3.10 and 3.11 shall apply mutatis mutandis to committees of the board of directors.

         SECTION 3.13.              Interested Directors or Officers; Quorum.



47312.2
                                                     - 9 -

         (1) No contract or other transaction between the corporation and one or more of its directors or officers, or between the corporation and any corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, shall be void or voidable solely for this reason or solely because any such director or officer shall be present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors shall be counted for that purpose, if the circumstances specified in any of the following paragraphs exist:

                  (a) The fact of the common directorship, office or financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors;

                  (b) The fact of the common directorship, office or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers shall be counted in any such vote of stockholders;

                  (c)      The  fact  of  the  common  directorship,  office  or
                           financial interest is not disclosed or known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action; or

                  (d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

         (2) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at such meeting, then a majority of the disinterested directors may authorize, approve or ratify such contract or transaction.

         SECTION 3.14. Fees. Each director shall be paid such reasonable fee, if any, as shall be fixed by the board of directors for each meeting of the board of directors or committee of directors which such director shall attend and may be paid such other compensation for services as a director as may be fixed by the board of directors.



47312.2
                                                     - 10 -

         SECTION 3.15. Participation by Telephone or Similar Means. Members of the board or of any committee designated by such board may participate in a meeting of the board, or committee of the board by means of conference telephone or similar method of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting. Each person participating in the meeting shall sign the minutes thereof.



                                   ARTICLE IV

                                Notice - Waivers

         SECTION 4.01. Notice. Whenever written notice is required to be given to any person under the provisions of the articles, these bylaws, or the Nevada Corporations Code, it may be given to such person, either personally or by sending a copy thereof by first-class mail (or if the corporation has at least 500 stockholders of record, by third-class mail), or other means of written communication, charges prepaid, to the address of such person appearing on the books of the corporation, or supplied by such person to the corporation for the purpose of notice. If the notice is sent by mail or by telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office for transmission to such person. A notice of a meeting shall specify the place, day and hour of the meeting and in the case of a special meeting of stockholders, the general nature of the business to be transacted.

         SECTION 4.02. Waivers of Notice. Whenever any written notice is required to be given under the provisions of the articles, these bylaws, or the Nevada Corporations Code, a waiver thereof, in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. All waivers and consents shall be filed with the minutes of the meeting or the records of the corporation.

         Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                                    ARTICLE V

                                    Officers

         SECTION 5.01. Number, Qualifications and Designation. The officers of the corporation shall be a chairman of the board, president, one or more vice-presidents, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03 of this Article. The chairman of the board and any vice-chairman of the board shall be elected by the board of directors from among the members of the board. Any natural person may hold more than one office. Officers may but need not be directors or stockholders of the corporation. All officers of the corporation shall be natural persons of full age.

47312.2
                                                     - 11 -

         SECTION 5.02. Election and Term of Office. The officers of the corporation, except those elected by delegated authority pursuant to Section
5.03 of this Article, shall be elected annually by the board of directors, and each such officer shall hold office after the expiration of his term until a successor is chosen or until his resignation or removal before the expiration of his term. A failure to elect officers shall not require the corporation to be dissolved.

         SECTION 5.03. Subordinate Officers, Committees and Agents. The board of directors may from time to time elect such other officers and appoint such committees, employees, or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents, but in no event shall this delegated power include the power to expand upon the authority and duties of the vice-presidents as set forth in Section 5.10.

         SECTION 5.04. Resignations. Any officer or agent may resign at any time by giving written notice to the board of directors, or to the president or the secretary of the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 5.05. Removal. Any officer, committee, employee or other agent of the corporation may be removed, either for or without cause, by the board of directors or other authority which elected or appointed such officer, committee, or other agent whenever in the judgment of such authority, the best interests of the corporation will be served thereby.

         SECTION 5.06. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03 of this Article, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

         SECTION 5.07. General Powers. All officers of the corporation as between themselves and the corporation, shall, respectively, have such authority and perform such duties in the management of the property and affairs of the corporation as may be determined by resolution of the board of directors, or in the absence of controlling provisions in a resolution of the board of directors, as may be provided in these bylaws.

         SECTION 5.08. Chairman and Vice-Chairman of Board of Directors. The chairman of the board or, in the absence of the chairman, the vice-chairman of the board, shall preside at all meetings of the stockholders and of the board of directors, and shall perform such other duties as may from time to time be requested by the board of directors.



47312.2
                                                     - 12 -

         SECTION 5.09. President. The president shall be the chief executive officer of the corporation and shall have general supervision over the business and operations of the corporation, subject, however, to the control of the board of directors. The president shall sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation, and, in general, shall perform all duties incident to the office of president and such other duties as from time to time may be assigned by the board of directors.

         SECTION 5.10. Vice-Presidents. The board of directors may appoint one or more vice-presidents, as it shall deem proper. In the absence or disability of the president, the vice-presidents, in order of rank as fixed by the board of directors, shall perform all duties of the president, and when so acting, shall have all of the powers of and be subject to all of the restrictions upon the president. Vice-presidents shall have such powers and perform such duties as from time to time may be prescribed for them by the board of directors.

         SECTION 5.11. Secretary. The secretary or an assistant secretary shall attend all meetings of the stockholders and of the board of directors and shall record all the votes of the stockholders and of the directors and the minutes of the meetings of the stockholders and of the board of directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned by the board of directors or the president.



47312.2
                                                     - 13 -

         SECTION 5.12. Treasurer. The treasurer is the chief financial officer of the corporation.The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation and shall keep a separate book account of the same to his or her credit as treasurer; shall collect and receive or provide for the collection and receipt of monies earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing all transactions as treasurer, and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or the president.

     SECTION 5.13. Officers' Bonds. Any officer shall give a bond for the faithful discharge of the duties of the officer in such sum, if any, and with such surety or sureties as the board of directors shall require.

         SECTION 5.14. Salaries. The salaries of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer as may be designated by resolution of the board. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.03 of this Article. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.


                                   ARTICLE VI

                      Certificates of Stock, Transfer, Etc.

         SECTION 6.01. Issuance. The share certificates of the corporation shall be numbered and registered in the share ledger and transfer books of the corporation as they are issued. They shall be signed by the president or a vice-president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed; provided, however, that where such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar, then a facsimile of the signatures of any corporate officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the corporation.



47312.2
                                                     - 14 -

         SECTION 6.02. Transfer. Transfers of shares shall be made on the books of the corporation upon surrender of the certificates therefore, endorsed by the person named in the certificate or by attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code of the State of Nevada and its amendments and supplements.

         SECTION 6.03. Share Certificates. Certificates for shares of the corporation shall be in such form as provided by statute and approved by the board of directors. The share record books and the blank share certificate books shall be kept by the secretary or by any agent designated by the board of directors for that purpose. Every certificate exchanged or returned to the corporation shall be marked "Canceled," with the date of cancellation.

         SECTION 6.04. Record Holder of Shares. The corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

         SECTION 6.05. Lost, Destroyed or Mutilated Certificates. The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefore, and the board of directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate, or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.


                                   ARTICLE VII

                       Indemnification of Corporate Agents

         SECTION 7.01. Indemnification of Authorized Representatives in Third Party Proceedings. The corporation shall indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that such person's conduct was unlawful.

47312.2
                                                     - 15 -

         SECTION 7.02. Indemnification of Authorized Representatives in Corporate Proceedings. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

         SECTION 7.03. Successful Defense. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.01 and 7.02, or in defense of any claim, issue or matter therein, such person must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense.

         SECTION 7.04. Determination that Indemnification is Proper. Any indemnification under Sections 7.01 and 7.02, unless ordered by a court or advanced pursuant to Section 7.05, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

                           (a)  By the stockholders;

                           (b) By the board of directors by a majority vote of a
                  quorum consisting of directors who were not parties to the act, suit or proceeding;

                           (c) If a  majority  vote of a  quorum  consisting  of
                  directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

                           (d) If a quorum  consisting of directors who were not
                  parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.



47312.2
                                                     - 16 -

         SECTION 7.05. Advance Payment of Expenses. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

     SECTION 7.06. Preservation of Other Rights; Survival. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VII:

                           (a) Does not  exclude  any  other  rights  to which a
                  person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in such person's official capacity or an action in another capacity while holding such person's office, except that indemnification, unless ordered by a court pursuant to Section 7.02 or for the advancement of expenses made pursuant to Section 7.05, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

                           (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7.07. Severability. If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each employee or agent of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the fullest extent permitted by applicable law.

         SECTION 7.08. Subrogation. In the event of payment of indemnification to a person described in Sections 7.01 and 7.02, the corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the corporation, shall execute all documents and do all things that the corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the corporation effectively to enforce any such recovery.



47312.2
                                                     - 17 -

         SECTION 7.09. No Duplication of Payments. The corporation shall not be liable under this Article VII to make any payment in connection with any claim made against a person described in Sections 7.01 and 7.02 to the extent such person has otherwise received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise payable as indemnity hereunder.

         SECTION 7.10. Insurance and Other Financial Arrangements. The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person described in Sections 7.01 and 7.02 against any liability asserted against, and liability and expenses incurred by, such person in such person's capacity as a director, officer, employee or agent or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability and expenses.

         The other financial arrangements made by the corporation pursuant to this Section may include (a) the creation of a trust fund; (b) the establishment of a program of self-insurance; (c) the securing of the corporation's obligation of indemnification by granting a security interest or other lien in any assets of the corporation; (d) the establishment of a letter of credit, guaranty or surety; or (e) any other arrangement legally available to the corporation.

         No financial arrangement made pursuant to this Section may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

         Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the corporation.

         In the absence of fraud, (a) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (b) the insurance or other financial arrangement (i) is not void or voidable; and (ii) does not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

         SECTION 7.11. Nonapplicability to Fiduciaries of Employee Benefit Plan. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an authorized representative of the corporation. The corporation shall have power to indemnify such trustee, investment manager or other fiduciary to the extent permitted by the Nevada Corporations Code.

         SECTION 7.12. Retroactive Effect. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VII shall apply to acts, actions, suits and proceedings occurring or in progress prior to the adoption of these amended and restated bylaws.


47312.2
                                                     - 18 -

                                  ARTICLE VIII

                                Corporate Records

         SECTION 8.01. Access to Records of Corporation. The accounting books and records and minutes of proceedings of the stockholders and the board and committees of the board shall be open to inspection upon the written demand on the corporation of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a stockholder or as the holder of such voting trust certificate. Such inspection by a stockholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

         SECTION 8.02. Stockholders' Rights of Inspection. A stockholder or stockholders holding at least fifteen (15) percent in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following:

         (1) Inspect and copy the record of stockholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation; or

         (2) Obtain from the transfer agent for the corporation upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the stockholder by the transfer agent upon request) a list of the names and addresses of stockholders who are entitled to vote for the election of directors, and their shareholdings as of the most recent record date for which it has been compiled or as of the date specified by the stockholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The corporation shall have the responsibility to cause its transfer agent to comply with this Section.

         Any delay by the corporation or the transfer agent in complying with a demand under this Section beyond the time limits specified therein shall give the stockholder or the stockholders properly making the demand a right to obtain from the proper court, upon the filing of a verified complaint in the proper county and after a hearing, notice of which shall be given to such person and in such manner as the court may direct, an order postponing any stockholders' meeting previously noticed for a period equal to the period of such delay. Such right shall be in addition to any other legal or equitable remedies to which the stockholder may be entitled.

         The record of the stockholders shall also be open to inspection and copying by any stockholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interests as a stockholder or holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by agent or attorney.



47312.2
                                                     - 19 -

                                   ARTICLE IX

                        Director's Inspection of Records

         SECTION 9.01. Absolute Right of Director to Inspect Records. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.01. Corporate Seal. The corporation shall have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation, and the word "Nevada," but failure to affix such seal to any instrument shall not affect the validity thereof.

     SECTION 10.02. Checks. All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors may from time to time designate.

         SECTION 10.03. Contracts. Except as otherwise provided in these bylaws, the board of directors may authorize any officer or officers, agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances.

         SECTION 10.04. Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

         SECTION 10.05. Reports. The board of directors shall present at the annual meeting of stockholders a report of the financial condition of the corporation as of the closing date of the preceding fiscal year. Such report shall be in such form as shall be approved by the board of directors and shall be available for inspection by the stockholders at the annual meeting. The board of directors may, but shall not be required to, have such report prepared and verified by an independent certified public accountant or by a firm of practicing accountants.

         SECTION 10.06. Amendment of Bylaws. These bylaws may be amended or repealed, or new bylaws may be adopted, by the vote or written consent of the stockholders who hold at least a majority of the voting power of the issued and outstanding stock entitled to voting power at any duly organized annual or special meeting of stockholders; provided, however, that subject to the right of stockholders to adopt, amend or repeal bylaws, bylaws (other than a bylaw or amendment thereof changing the authorized number of directors) may be adopted, amended or repealed by the board of directors.

47312.2
                                                     - 20 -

                               Amendment No. 1 to
                           AMENDED AND RESTATED BYLAWS
                                       OF
                          SIERRA HEALTH SERVICES, INC.


         The Amended and Restated bylaws of Sierra Health Services, Inc., a Nevada corporation (the "Corporation"), are hereby amended as follows effective August 10, 1994:

         1. The fourth sentence of Section 3.02 is hereby amended by deleting the word "currently" as it appears twice therein.

         2. Section 5.08 is hereby amended to read as follows:

         SECTION 5.08. Chairman and Vice Chairman of the Board of Directors. The chairman of the board of directors or, in the absence of the chairman, the vice-chairman of the board, shall be the chief executive officer of the corporation. Subject to the provisions of these bylaws and to the direction of the board of directors, the chairman shall have the ultimate responsibility for the management and control of the affairs and business of the corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive officer or which are delegated to him or her by the board of directors.

         The chairman of the board, or in the absence of the chairman, the vice-chairman of the board, shall preside at all meetings of the stockholders and of the board of directors.

         The chairman of the board, or in the absence of the chairman, the vice-chairman of the board, shall have power to execute and acknowledge, in the name of the corporation, all stock certificates, mortgages, bonds, contracts and other instruments of the corporation which are authorized by the board of directors, except in cases where the execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation. The chairman shall have general supervision and direction of all of the other officers and agents of the corporation.

         2. Section 5.09 is hereby amended to read as follows:

         SECTION 5.09. President. The president shall be the chief operating officer of the corporation, shall be in charge of day to day operations of the corporation and shall have such duties and powers as may from time to time be delegated to the president by the board of directors or by the chairman of the board of directors. In the absence or disability of the chairman and vice-chairman of the board of directors, or during a period of vacancy in such offices, the president shall act as the chief executive officer of the corporation and shall have the duties and powers of the chairman.

         Except as amended hereby, the Amended and Restated Bylaws of the Company shall remain in full force and effect.

47312.2
                                                     - 21 -

                                            Amendment No. 2 to
                                        AMENDED AND RESTATED BYLAWS
                                                    OF
                                       SIERRA HEALTH SERVICES, INC.


               The Amended and Restated Bylaws, as amended, of Sierra Health Services, Inc., a Nevada corporation (the "Corporation"), are hereby amended as follows effective March 22, 1995:


               Section 2.05 is hereby amended by deleting the last paragraph thereof in its entirety.


               Except as amended hereby, the Amended and Restated Bylaws, as amended, of the Company shall remain in full force and effect.


47312.2
                                                     - 22 -

                               AMENDMENT NO. 3 TO

                         THE AMENDED AND RESTATED BYLAWS

                                       OF

                          SIERRA HEALTH SERVICES, INC.


         The Amended and Restated bylaws, as amended, of Sierra Health Services, Inc., a Nevada corporation (the "Corporation"), are hereby amended as follows effective December 12, 1997:

         Article III, Section 3.02, of the Corporation's Bylaws be amended to read as follows:

         Section 3.02. Election, Number and Term of Office. The board of directors shall be not less than 3 nor more than 7 directors; provided, however, that in cases where all the shares of the corporation are owned beneficially and of record by 1 or 2 stockholders, the number of directors may be less than 3 but not less than the number of stockholders. The number of directors may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the directors. The number of directors is currently fixed at five (5). The directors shall be divided into two (2) classes, as nearly equal in number as possible, with the term of office of the first class and the term of office of the second class each to expire in alternating years. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire at such meeting shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after this election. Directors shall be elected to serve their respective terms and until a successor shall have been elected and qualified, except in the event of death, resignation or removal. No director will be eligible to be elected to the Board after reaching the age of 75. Notwithstanding the foregoing, at least one-fourth in number of the directors of the Corporation shall be elected annually.

         Except as amended hereby, the Amended and Restated Bylaws, as amended of the Company shall remain in full force and effect.


47312.2
                                                     - 23 -